UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 297-0700

9303 New Trails Drive, Suite 400

The Woodlands, Texas 77381

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Amendment No. 2 to Amended and Restated Term Loan Credit Agreement and Amendment No. 3 to ABL Credit Agreement

On August 5, 2013, Nexeo Solutions, LLC (the “Borrower”) entered into (i) Amendment No. 2 to Amended and Restated Credit Agreement, among the Borrower, Nexeo Solutions Holdings, LLC (the “Company”), the ultimate parent of the Borrower, Nexeo Solutions Sub Holding Corp. (“Sub Holdings”), a wholly-owned subsidiary of the Company, Bank of America, N.A., as administrative agent and collateral agent (the “TLB Agent”), and the lenders party thereto (“TLB Amendment No. 2”), which amended the term loan credit agreement, dated March 9, 2011, among the Borrower, the Company, Sub Holdings, the TLB Agent and the lenders from time to time party thereto (as amended and restated pursuant to Amendment No. 1 to Credit Agreement, dated October 16, 2012, and further amended by Amendment No. 1 thereto, dated November 29, 2012, the “Term Loan Credit Agreement” and, as further amended by TLB Amendment No. 2, the “Amended Term Loan Credit Agreement”), and (ii) Amendment No. 3 to Credit Agreement among the Borrower, the Company, Sub Holdings, Nexeo Solutions Canada Corp. (“Nexeo Canada”), a wholly-owned subsidiary of the Borrower, Bank of America, N.A., as administrative agent and collateral agent (the “ABL Agent”), and the lenders party thereto (“ABL Amendment No. 3”), which amended the asset-based revolving credit agreement, dated as of March 31, 2011, among the Borrower, the Company, Sub Holdings, Nexeo Canada, the ABL Agent, and the other agents and lenders from time to time party thereto (as amended by Amendment No. 1 to Credit Agreement, dated October 16, 2012, and Amendment  No. 2 to Credit Agreement, dated May 8, 2013, the “ABL Credit Agreement” and, as further amended by ABL Amendment No. 3, the “Amended ABL Credit Agreement”).

Pursuant to TLB Amendment No. 2 and ABL Amendment No. 3, the Term Loan Credit Agreement and the ABL Credit Agreement, respectively, were amended to, among other things, (i) with respect to the Term Loan Credit Agreement only, (a) allow, at the Company’s option, the Company and Sub Holdings to be co-borrowers, on a joint and several basis with the Borrower, of incremental term loans that may be incurred in the future under, and in accordance with the terms and conditions of, the Amended Term Loan Credit Agreement and (b) permit the Company and its restricted subsidiaries to enter into certain receivables financing arrangements; (ii) with respect to the ABL Credit Agreement only, add the Company and Sub Holdings as co-borrowers, on a joint and several basis with the Borrower, under a sub-facility under the Amended ABL Credit Agreement, with the proceeds of the loans made under such sub-facility permitted to be used for certain permitted investments, working capital requirements and debt service obligations of the Company, Sub Holdings and the Borrower; and (iii) with respect to both the Term Loan Credit Agreement and the ABL Credit Agreement, modify the respective covenants restricting the ability of the Company and Sub Holdings to engage in certain business activities to permit the Company and Sub Holdings (1) to own equity interests of entities acquired in connection with investments permitted under the Amended Term Loan Credit Agreement and the Amended ABL Credit Agreement, as applicable, so long as, in each case, as soon as practicable after any such investment, the Company and Sub Holdings contribute all of the equity interests so acquired, or substantially all of the assets of the entity so acquired, in such investment to the Borrower, and (2) to incur obligations, make other investments and engage in certain other activities related to the foregoing.

The lenders and the agents (and each of their respective subsidiaries or affiliates) under the Amended Term Loan Credit Agreement and the Amended ABL Credit Agreement have in the past provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, trust, leasing services, foreign exchange and other advisory services to, or engage in transactions with, the Company and its affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its affiliates for such services.

The foregoing descriptions of (i) TLB Amendment No. 2 and the Amended Term Loan Credit Agreement and (ii) ABL Amendment No. 3 and the Amended ABL Credit Agreement are general descriptions and are qualified in their entirety by reference to the full text of TLB Amendment No. 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the full text of ABL Amendment No. 3, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, respectively.

Second Supplemental Indenture to Senior Subordinated Notes Indenture

On August 7, 2013, the Company entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”), among Nexeo Solutions, LLC, as Issuer, Nexeo Solutions Finance Corporation, as the Co-Issuer, the Company and Sub Holdings, as Guarantors, and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), relating to the Company’s 8.375% Senior Subordinated Notes due 2018 (the “Notes”), which amends the Senior Subordinated Notes Indenture, dated March 9, 2011, among the Issuer, the Co-Issuer, the Guarantors party thereto from time to time and the Trustee (together with the First Supplemental Indenture, dated March 31, 2011, the “Indenture”).

The Second Supplemental Indenture amends the Indenture to provide that, in connection with a merger of the Company or Sub Holdings into, or a sale of substantially all of the assets of the Company or Sub Holdings to, the Issuer or a Subsidiary Guarantor (as defined in the Indenture), the Issuer or any Subsidiary Guarantor will not be required to (i) assume the obligations of the Company or Sub Holdings or (ii) succeed to, and be substituted for, the Company or Sub Holdings under the Indenture and any guarantee by any Guarantor of the Issuer’s obligations under the Indenture and the Notes.

The foregoing description of the Second Supplemental Indenture is a general description and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial or Obligation under an Off-Balance Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 5.03.                                        Amendments to Certificate of Formation or LLC Agreement; Change in Fiscal Year

On August 5, 2013, the Company entered into the Fourth Amendment (the “Fourth Amendment”) to the Company’s Amended and Restated Limited Liability Company Agreement (as previously amended, the “A&R LLC Agreement”) to provide that the assumed tax liability of the holders of Series B Units (as such term is defined in the A&R LLC Agreement) shall be made assuming that each such holder is an individual citizen or resident of New York, New York.

The foregoing description of the Fourth Amendment is a general descriptions and is qualified in its entirety by reference to the full text of the Fourth LLC Agreement Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit	Description
3.1	Fourth Amendment to Amended and Restated Limited Liability Company Agreement of Nexeo Solutions Holdings, LLC, dated August 5, 2013.

10.1

Amendment No. 2 to Amended and Restated Credit Agreement, dated August 5, 2013, among Nexeo Solutions, LLC, Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

10.2

Amendment No. 3 to Credit Agreement, dated August 5, 2013, among Nexeo Solutions, LLC, Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Nexeo Solutions Canada Corp., Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

10.3

Second Supplemental Indenture, dated August 7, 2013, among Nexeo Solutions, LLC and Nexeo Solutions Finance Corporation, as the Issuers, the guarantors party thereto from time to time, as Guarantors, and Wells Fargo Bank, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: August 8, 2013

EXHIBIT INDEX

Exhibit	Description
3.1	Fourth Amendment to Amended and Restated Limited Liability Company Agreement of Nexeo Solutions Holdings, LLC, dated August 5, 2013.

10.1

Amendment No. 2 to Amended and Restated Credit Agreement, dated August 5, 2013, among Nexeo Solutions, LLC, Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

10.2

Amendment No. 3 to Credit Agreement, dated August 5, 2013, among Nexeo Solutions, LLC, Nexeo Solutions Holdings, LLC, Nexeo Solutions Sub Holding Corp., Nexeo Solutions Canada Corp., Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto.

10.3

Second Supplemental Indenture, dated August 7, 2013, among Nexeo Solutions, LLC and Nexeo Solutions Finance Corporation, as the Issuers, the guarantors party thereto from time to time, as Guarantors, and Wells Fargo Bank, National Association, as Trustee.